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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                                   FORM 8-K
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report                                                  December 19 2000
Commission File Number                                              333-36730-02
                    FIRST SECURITY AUTO OWNER TRUST 2000-2
            (Exact name of registrant as specified in its charter)
State of incorporation                                                  Delaware
I.R.S. Employer Identification No.                                    87-6249676
Address of principal executive offices             79 South Main, P.O. Box 30006
                                                            Salt Lake City, Utah
Zip Code                                                              84130-0006
Registrant's telephone number, including area code                (801) 246-5891


Item 7.  Financial Statements and Exhibits

Pursuant to its agreement with certificate holders, this report is filed to report data relating to this trust as contained in the monthly servicing report sent to certificate holders by the trustee. Attached as Exhibit A is a copy of the monthly servicing report for the period October 24, 2000 through November 23, 2000.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST SECURITY AUTO OWNER TRUST 2000-2
(Registrant)

By: FIRST SECURITY BANK, N.A.
    (Seller and Servicer)


/s/ Brad D. Hardy                                            December 19 2000
__________________________________________________________   __________________
Brad D. Hardy                                                (Date)
Authorized Officer


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EXHIBIT A
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First Security Auto Owner Trust 2000-2
Monthly Statement to Noteholders
Servicer:  First Security Bank, N.A.

October 24, 2000 Thru November 23, 2000
Distribution Date: 12-15-00
Statement for Class A and Class B Noteholders Pursuant                                    Per $1,000 of Original
to Section 4.7 of the Sale and Servicing Agreement                                           Class A/Class B
                                                                                               Note Amount
(i)  Principal Distribution
          Class A-1  Amount                                                   16,495,791.53            168.3244
          Class A-2  Amount                                                             -                   -
          Class A-3  Amount                                                             -                   -
          Class A-4  Amount                                                             -                   -
          Class B Amount                                                                -                   -
(ii)  Interest Distribution
          Class A-1  Amount                                                      275,009.80              2.8062
          Class A-2  Amount                                                    1,195,666.67              5.6667
          Class A-3  Amount                                                      654,541.67              5.6917
          Class A-4  Amount                                                      337,260.00              5.7750
          Class B Amount                                                         235,032.41              6.0083

(iii)  Yield Supplement Amount                                                    13,690.47              0.0263
(iv)  Basic Servicing Fee                                                        394,224.21              0.7559
(v)  Outstanding Advances (end of preceding collection period)                          -
(vi)  Aggregate Receivables (end of preceding collection period)             473,069,054.41

(vii)  Class A-1 Note Balance (end of Collection Period)                      33,055,524.27
       Class A-1 Pool Factor (end of Collection Period)                           0.3373013
       Class A-2 Note Balance (end of Collection Period)                     211,000,000.00
       Class A-2 Pool Factor (end of Collection Period)                           1.0000000
       Class A-3 Note Balance (end of Collection Period)                     115,000,000.00
       Class A-3 Pool Factor (end of Collection Period)                           1.0000000
       Class A-3 Note Balance (end of Collection Period)                      58,400,000.00
       Class A-3 Pool Factor (end of Collection Period)                           1.0000000
       Class B Note Balance (end of Collection Period)                        39,117,738.61
       Class B Pool Factor (end of Collection Period)                             1.0000000
       Total Pool Balance (end of Collection Period)                         456,573,262.88

(viii)  Realized Losses                                                          452,866.95

(ix)  Noteholders Interest Carryover Shortfall                                          -
         Noteholders Principal Carryover Shortfall                                      -

(x)  Aggregate Purchase Amount of Receivables Repurchased by
       the Sellers or purchased by Servicers                                            -

(xi)  Reserve Account Balance                                                 29,677,262.09
       Average Delinquency Ratio                                                     0.6014%
       Average Net Loss Ratio                                                        0.5060%
       Specified Reserve Account Balance                                      29,677,262.09

(xii)  Remaining Receivables Percentage                                               90.92%
(xiii)  Reduced Letter of Credit                                              21,001,998.72



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